                                                            EXHIBIT 10(k)(4)(d)







                    ENVIRONMENTAL INDEMNIFICATION AGREEMENT

                                      FROM

                               KOGER EQUITY, INC.

                                       TO

                           FIRST UNION NATIONAL BANK,

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,

                                  AMSOUTH BANK

                                      AND

                          GUARANTY FEDERAL BANK F.S.B.

                         DATED AS OF DECEMBER 29, 1997














                                                     NORTH CAROLINA PROPERTIES

                    ENVIRONMENTAL INDEMNIFICATION AGREEMENT


         THIS ENVIRONMENTAL INDEMNIFICATION AGREEMENT (this "Agreement") is made and executed as of this 29th day of December, 1997, from

KOGER EQUITY, INC., a Florida corporation ("Borrower"), whose address is 3986 Boulevard Center Drive, Suite 101, Jacksonville, Florida 32207 Attention: J.C. Teagle, President,

to and in favor of

FIRST UNION NATIONAL BANK, a national banking association ("FUNB"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation ("MGT"), AMSOUTH BANK, a state banking corporation ("AmSouth"), and GUARANTY FEDERAL BANK F.S.B., a federal savings bank ("GFB") (FUNB, MGT, AmSouth, and GFB, collectively being referred to as "Lender"), which terms Borrower and Lender, whenever hereinafter used will be construed to refer to and include the heirs, legal representatives, executors, administrators, successors and assigns of said parties.

For purposes of notices permitted or required to be given hereunder, FUNB's mailing address is 301 South College Street, Charlotte, North Carolina 28288
Attention: First Union Capital Markets Group, MGT's mailing address is 60 Wall Street, New York, New York 10260 Attention: Mr. Rick Dugoff, Vice President, JP Morgan. AmSouth's mailing address is 51 West Bay Street, Jacksonville, FL 32247-0788 Attention: Mr. Brian Coffee, Vice President, and GFB's mailing address is 8333 Douglas Avenue, Dallas, TX 75225 Attention: Real Estate Officer.

                               R E C I T A L S :

         A. Borrower has obtained financing from Lender pursuant to that certain Amended and Restated Revolving Credit Loan Agreement dated as of even date herewith (hereinafter, together with any and all extensions, renewals, modifications, replacements and substitutions thereof, referred to as the "Loan Agreement") and those certain Substitution Revolving Promissory Notes and Revolving Promissory Notes dated as of even date herewith (hereinafter, together with any and all extensions, renewals, modifications, replacements and substitutions thereof, referred to as the "Loan").

         B. Borrower's obligations under the Loan are secured in part by a Deed of Trust, Assignment of Leases and Rents, and Security Agreement in favor of Lender


                                       1              NORTH CAROLINA PROPERTIES

(the "Deed of Trust") encumbering real property located in Mecklenburg County and Amended and Restated Deed of Trust, Assignment of Leases and Rents and Security Agreement encumbering real property located in Guilford County, North Carolina, and being more particularly described on attached Exhibit A (the "Property").

         C. As a condition precedent to and as a material inducement for Lender's agreement to provide the Loan to Borrower, Lender has required Borrower to execute and deliver this Agreement, it being acknowledged and understood by Borrower that Lender otherwise is not willing to make or provide the Loan.

         D. Borrower has obtained a Phase I Environmental Site Assessment dated November 26, 1997, prepared by Law Engineering and Environmental Services, Inc. (the "Environmental Assessment"), and has delivered a copy of the same to Lender. Lender intends to rely on the Environmental Assessment in making the Loan.

         NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and as a material inducement to Lender to make or provide the Loan to Borrower, Borrower hereby covenants and agrees with Lender as follows:

         1. Definitions. The following terms as used in this Agreement will have the meanings set forth below:

         (a) "Hazardous Substances" will mean any hazardous or toxic substances, materials or wastes, including without limitation any flammable explosives, radioactive materials, friable asbestos, kepone, polychlorinated biphenyls (PCB's), electrical transformers, batteries, paints, solvents, chemicals, petroleum products, or other man-made materials with hazardous, carcinogenic or toxic characteristics, and such other solid, semi-solid, liquid or gaseous substances which are radioactive, toxic, ignitable, corrosive, carcinogenic to human health, those substances, materials, and wastes listed in the United States Department of Transportation Table (49 CFR 972.101) or by the Environmental Protection Agency, as hazardous substances (40 CFR Part 302, and amendments thereto) provided all such substances, materials and wastes are or become regulated under applicable local, state or federal law relating to (i) petroleum, (ii) asbestos, (iii) PCB's, or (iv) materials designated as a "hazardous substance," "hazardous waste," "hazardous materials," "toxic substances," "contaminants," in each case under any applicable Environmental Laws.

         (b) "Environmental Laws" will mean any applicable present or future federal, state or local laws, ordinances, rules or regulations pertaining to Hazardous Substances, including without limitation the following statutes and regulations, as amended from time to time: (i) the Federal Clean Air Act, 42 U.S.C. Section 7401 et


                                       2              NORTH CAROLINA PROPERTIES
seq.; (ii) the Federal Clean Water Act, 33 U.S.C. Section 1151 et seq.; (iii) the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. ("RCRA"); (iv) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq. ("CERCLA") and the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499, 100 Stat. 1613 ("SARA"); (v) the Hazardous Materials Transportation Act, 49 U.S.C.
Section 1802; (vi) the National Environment Policy Act, 42 U.S.C. Section 1857 et seq.; (vii) The Toxic Substance Control Act of 1976, 15 U.S.C. Section 2601 et seq.; (viii) applicable regulations of the Environmental Protection Agency, 33 CFR and 40 CFR relating to hazardous substances; and (ix) and similar statutes, rules and regulations under the laws of the State of North Carolina.

         (c) "Hazardous Condition" will mean the presence, discharge, disposal, storage or release of any Hazardous Substance, in violation of any Environmental Laws, on or in the improvements, air, soil, groundwater, surface water or soil vapor on or about the Property, or that migrates, flows, percolates, diffuses or in any way moves onto or into the improvements, air, soil, groundwater, surface water or soil vapor on or about the Property, or from the Property into adjacent property.

         (d) "Claims" will mean, individually and collectively, any claims, actions, administrative proceedings, judgments, damages, punitive damages, penalties, fines, costs, liabilities, sums paid in settlement, interest, losses or expenses (including reasonable attorneys' and paralegals' fees and costs, whether incurred in enforcing this Agreement, collecting any sums due hereunder, settlement negotiations, at trial or on appeal), reasonable consultant fees and reasonable expert fees, together with all other reasonable costs and expenses of any kind or nature, that arise directly from or in connection with the existence of a Hazardous Condition, whether occurring before, on or after the date of this Agreement or caused by any person or entity.

         Without limiting the generality of the foregoing definition, Claims specifically will include claims, whether by related or third parties, for personal injury or real or personal property damage, and capital, operating and maintenance costs incurred in connection with any Remedial Work.

         However, notwithstanding the foregoing, Claims will not be deemed to include claims, actions, administrative proceedings, judgments, damages, punitive damages, penalties, fines, costs, liabilities, sums paid in settlement, interest, losses or expenses, that arise in connection with any Hazardous Condition that is determined by proper judicial or administrative procedure to have been introduced to the Property from and after the date upon which Lender takes possession of the Property pursuant to an Order of Receivership, foreclosure or deed in lieu of foreclosure, or which is caused by the actions of Lender.


                                       3              NORTH CAROLINA PROPERTIES

         (e) "Remedial Work" will mean any investigation or monitoring of site conditions, any clean-up, containment, remediation, removal or restoration work required or performed by any federal, state or local governmental agency or political subdivision or performed by any nongovernmental entity or person due to the existence of a Hazardous Condition.

         2. Compliance with Environmental Laws; Disclosure of Hazardous Conditions. Except as to those conditions (the "Existing Conditions") as specifically may be disclosed in the Environmental Assessment, Borrower hereby represents, warrants, covenants and agrees in all material respects to and with Lender that all operations or activities upon, or any use or occupancy of the Property by Borrower, any tenant or other occupant, to the best of Borrower's knowledge, is presently and will at all times until Borrower's conveyance of the Property or foreclosure of Deed of Trust be in compliance with all Environmental Laws; that Borrower has not at any time engaged in or permitted, nor has any existing or previous tenant or occupant of the Property engaged in or permitted to the best of Borrower's knowledge the occurrence of any Hazardous Condition, except as specifically may be disclosed in the Environmental Assessment; and that to the best of Borrower's knowledge, there does not now exist nor is there suspected to exist any Hazardous Condition on or about the Property, except as specifically may be disclosed in the Environmental Assessment.

         3. Indemnification. Borrower hereby indemnifies and agrees to protect, defend and hold harmless Lender, which for purposes of this paragraph will be deemed to include the directors, officers, shareholders, employees and agents of Lender, from and against any Claims other than claims arising from Lender's or such other included parties' gross negligence or willful misconduct, including, without limitation, any claims relating to an Existing Condition. In the event that Lender suffers or incurs any Claims, Borrower will pay to Lender the total of all such Claims suffered or incurred by Lender upon demand therefor by Lender.

         4. Remedial Work. In the event that any Remedial Work with respect to any Hazardous Conditions that could result in a Claim is required under any Environmental Laws by any judicial order, or by any governmental entity, or in order to comply with the terms, covenants and conditions of this Agreement or of any other agreements affecting the Property, Borrower will perform or cause to be performed the Remedial Work in compliance with such law, regulation, order or agreement. All Remedial Work will be performed by one or more contractors, selected by Borrower and under the supervision of a consulting environmental engineer selected by Borrower, and approved in advance by Lender. All costs and expenses of Remedial Work will be paid by Borrower including without limitation the charges of such contractor(s) and the consulting environmental engineer, and Lender's reasonable attorneys' and paralegals' fees and costs incurred in connection with monitoring or review of all Remedial Work.


                                       4              NORTH CAROLINA PROPERTIES

In the event that Borrower fails to timely commence, or cause to be commenced, or fails to diligently prosecute to completion, such Remedial Work, Lender may, but will not be required or have any obligation to, cause such Remedial Work to be performed, and all costs and expenses thereof, or incurred in connection therewith, will thereupon constitute Claims. All such Claims will be due and payable by Borrower upon demand therefor by Lender.

         5. Permitted Contests. Notwithstanding any provision of this Agreement to the contrary, provided that (i) no default has occurred and is continuing under the Loan Agreement, (ii) neither Lender nor any assignee of its interest (including any person having a beneficial interest) in the Property, the Loan and the Loan Documents will be exposed or subjected to civil or criminal liability, and (iii) the lien and security interest of Lender or any such assignee in the Property, the Loan, the Loan Documents, or the payment of any sums to be paid under the Loan Documents, is not jeopardized or in any way adversely affected, Borrower may contest or cause to be contested, by appropriate action, the application, interpretation or validity of any Environmental Laws or any agreement requiring any Remedial Work pursuant to a good faith dispute regarding such application, interpretation or validity of such Environmental Laws or agreement requiring such Remedial Work. During the pendency of any such permitted contest, Borrower may delay performance of Remedial Work or compliance with the Environmental Laws or agreement requiring such Remedial Work, provided that (i) Borrower actually contests and prosecutes such contest by appropriate proceedings conducted in good faith and with due diligence to resolution, (ii) prior to any such delay in compliance with any Environmental Laws or any Remedial Work requirement on the basis of a good faith contest of such requirement, Borrower will have given Lender written notice that Borrower intends to contest or will contest or cause to be contested the same, and will have given such security or assurances as Lender reasonably may request to ensure compliance with the legal requirements pertaining to the Remedial Work (and payment of all costs, expenses, interest and penalties in connection therewith) and to prevent any sale, forfeiture or loss of all or any part of the Property by reason of such noncompliance, delay or contest, and (iii) prior to any such delay in compliance with any Environmental Laws or any Remedial Work requirement on the basis of a good faith contest of such requirement, Borrower will have taken such steps as may necessary to prevent or mitigate any continuing occurrence of any existing or suspected Hazardous Condition giving rise to the contested Remedial Work requirement. Subject to the terms and conditions set forth above, during the pendency of any such permitted contest resulting in a delay of performance of any required Remedial Work, Lender agrees that it will not perform such Remedial Work requirement on behalf of Borrower.

         6. Subrogation of Indemnity Rights. If Borrower fails to perform its obligations under paragraphs 3 and 4 above, Lender will be subrogated to any rights


                                       5              NORTH CAROLINA PROPERTIES

Borrower may have under any indemnifications from any present, future or former owners, tenants or other occupants or users of the Property relating to the matters covered by this Agreement.

         7. Assignment by Lender. No consent by Borrower will be required for any assignment or reassignment of the rights of Lender hereunder to one or more purchasers of the Loan, the Loan Documents or Lender's interest in the Property under the Deed of Trust.

         8. Merger, Consolidation or Sale of Assets. Subject to limitations regarding disposition of any interest or control in Borrower as may be set forth in the Loan Documents, in the event of a disposition involving Borrower or all or a substantial portion of the assets of Borrower to one or more persons or other entities or the merger or consolidation of Borrower with another entity, the surviving entity or transferee of assets, as the case may be, will (i) be formed and existing under the laws of a state, district or commonwealth of the United States of America, and (ii) deliver to Lender an acknowledged instrument in recordable form assuming all obligations, covenants and responsibilities of Borrower under this Agreement.

         9. Survival; Independent Obligations. Notwithstanding anything to the contrary contained in the Loan Agreement, the obligations of Borrower under this Agreement will survive (a) the consummation of the Loan transaction described above; (b) satisfaction of all terms and conditions to be performed by or on behalf of Borrower under the Loan Agreement; (c) termination, in accordance with their respective terms, of the Loan transaction and the Loan Agreement; (d) any assumption of Borrower's obligations under the Loan Agreement by a successor to Borrower (whether or not Lender approved such assumption and whether or not Borrower was released from liability under the Loan Agreement); (e) conveyance of title to all or any portion of the Property to any third party, and subsequent reconveyance of all or any portion of the Property by any such third party to subsequent transferees; and (f) conveyance of title to the Property to Lender through power of sale, process of foreclosure, or by conveyance in lieu of foreclosure of the Deed of Trust; provided, however, that Borrower will not be liable for damages resulting from Hazardous Conditions which are determined either by a written agreement or stipulation between Borrower and Lender or, if Borrower and Lender are unable to agree or stipulate, a final judicial or administrative action (after all available appeals have been taken or waived) to have been introduced to the Property from and after the date upon which Lender takes possession of the Property pursuant to an Order of Receivership, power of sale, process of foreclosure, or deed in lieu of foreclosure; provided, however, that the obligations of Borrower under this Agreement will finally cease and terminate upon the final expiration of any applicable statute of limitation of actions as to any potential Claim.


                                       6              NORTH CAROLINA PROPERTIES

         The obligations of Borrower under this Agreement are separate and distinct from the obligations of Borrower under the Loan Agreement. This Agreement may be enforced by Lender without regard to any other rights and remedies Lender may have against Borrower under the Loan Agreement and without regard to any limitations on Lender's recourse as may be provided in the Loan Agreement; provided, however, that a default by Borrower under this Agreement will constitute a default under the Loan Agreement. Enforcement of this Agreement will not be deemed to constitute an action for recovery of Borrower's indebtedness under the Loan Agreement nor for recovery of a deficiency judgment against Borrower following exercise of Borrower's remedies under the Deed of Trust. Borrower expressly and specifically agrees that Lender may bring and prosecute a separate action or actions against Borrower hereunder whether or not Lender has brought an action against Borrower under the Loan Agreement.

         10. Default Interest. Any Claims and other payments required to be paid by Borrower to Lender under this Agreement which are not paid on demand therefor will thereupon be considered "Delinquent," and will result in and constitute a default hereunder. In addition to all other rights and remedies of Lender against Borrower as provided herein, or under applicable law, Borrower will pay to Lender, immediately upon demand therefor, Default Interest (as defined below) on any such payments which are or have become Delinquent. Default Interest will be paid by Borrower from the date such payment becomes Delinquent through and including the date of payment of such Delinquent sums. As used herein, "Default Interest" will be equal to the rate of interest charged for a payment default under the Loan Agreement, but in any event not to exceed the maximum rate of interest permitted to be contracted for under North Carolina law. Borrower expressly and specifically agrees that any Default Interest charged to Borrower hereunder will in no manner or respect constitute a penalty or interest under the Loan Agreement, with the express understanding that this Agreement and Borrower's obligations hereunder constitute separate obligations of Borrower independent of the Loan Agreement.

         11. Miscellaneous. If there is more than one party executing this Agreement as an indemnitor, each such party agrees that (i) the obligations of Borrower hereunder are joint and several, (ii) a release of any one or more such parties or any limitation of this Agreement in favor of or for the benefit of one or more such parties will not in any way be deemed a release of or limitation in favor of or for the benefit of any other party, and (iii) a separate action hereunder may be brought and prosecuted against one or more such parties. If any term of this Agreement or any application thereof will be invalid, illegal or unenforceable, the remainder of this Agreement and any other application of such term will not be affected thereby. No delay or omission in exercising any right hereunder will operate as a waiver of such right or any other right. This Agreement will be binding upon, inure to the benefit of and be enforceable by Borrower and Lender, and their respective successors and assigns. This Agreement


                                       7              NORTH CAROLINA PROPERTIES
will be governed and construed in accordance with the laws of the State of North Carolina. The parties hereby stipulate that jurisdiction and venue for purposes of enforcement of this Agreement and adjudication of the respective rights and obligations of the parties shall be in the North Carolina circuit court in the judicial circuit in which the Property is located.

         12. Conflict. In the event of conflict between the terms and conditions hereunder and the terms and conditions of the Loan Agreement, the terms and conditions of the Loan Agreement will govern.

         13. Waiver of Defenses. In any action, suit or proceeding relating to this Agreement, Borrower and Lender waive the right to interpose a defense of laches, failure of consideration or mutuality of remedy.

         IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the date first above written.

                                        BORROWER:


Signed, sealed and delivered            KOGER EQUITY, INC., a
in the presence of:                     Florida corporation

      Pamela K. Walker                  By:     /s/ G. Danny Edwards
---------------------------------          ----------------------------------
Witness                                   Name:     G. Danny Edwards
                                               ------------------------------
                                          Title:    Treasurer
                                                -----------------------------

                                        Attest: /s/ W. Lawrence Jenkins
                                               ------------------------------
                                          Name:     W. Lawrence Jenkins
                                               ------------------------------
                                          Title:    Secretary
                                                -----------------------------

                                                    [CORPORATE SEAL]



                                       8              NORTH CAROLINA PROPERTIES

                                         LENDER:


Signed, sealed and delivered             FIRST UNION NATIONAL BANK,
in the presence of:                      a national banking association

    /s/ L. R. Grames                     By:     /s/ Benjamin F. Williams
-----------------------------               ----------------------------------
Witness                                   Name:      Benjamin F. Williams
                                               -------------------------------
                                          Title:     Senior Vice President
                                                ------------------------------

                                         Attest: /s/ Christopher C. Finley
                                                ------------------------------
                                          Name:      Christopher C. Finley
                                               -------------------------------
                                          Title:     Vice President
                                                ------------------------------
                                                    [CORPORATE SEAL]


                                       9              NORTH CAROLINA PROPERTIES

Signed, sealed and delivered             MORGAN GUARANTY TRUST
in the presence of:                      COMPANY OF NEW YORK,
                                         a New York banking corporation


    /s/ M. L. Rappaport                  By:     /s/  Richard Dugoff
-----------------------------               -----------------------------------
Witness                                    Name:      Richard Dugoff
                                                -------------------------------
                                           Title:     Vice President
                                                 ------------------------------

                                         Attest:  /s/ Irma Caracciolo
                                                -------------------------------
                                          Name:      Irma Caracciolo
                                                -------------------------------
                                         Title:   V.P. & Assistant Secretary
                                               --------------------------------

                                                       [CORPORATE SEAL]



                                       10             NORTH CAROLINA PROPERTIES

Signed, sealed and delivered              AMSOUTH BANK, a state banking
in the presence of:                       corporation



    /s/ Katharine A. Breitmoser           By:    /s/ Brian Coffee
-----------------------------------         -----------------------------------
Witness                                    Name:      Brian Coffee
                                                -------------------------------
                                           Title:     Vice President
                                                 ------------------------------

                                          Attest:
                                                 ------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                                      [CORPORATE SEAL]



                                       11             NORTH CAROLINA PROPERTIES

Signed, sealed and delivered          GUARANTY FEDERAL BANK F.S.B.,
in the presence of:                   a federal savings bank



      /s/ Roger C. Davis            By:         /s/ Lesa B. Balsey
--------------------------------         --------------------------------------
Witness                                Name:        Lesa Balsley
                                            -----------------------------------
                                       Title: Vice President/Division Manager
                                             ----------------------------------

                                      Attest:   /s/  Scott Almy
                                             ----------------------------------
                                        Name:        Scott Almy
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                                    [CORPORATE SEAL]


                                       12             NORTH CAROLINA PROPERTIES

                                   EXHIBIT A

                            DESCRIPTION OF PROPERTY

 [Contained herein is the metes and bounds legal descriptions of the property.]


                                                      NORTH CAROLINA PROPERTIES